Exhibit 23-C



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 30, 2000, included in Vectren Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.


                                                         /s/ Arthur Andersen LLP
                                                             ARTHUR ANDERSEN LLP


Indianapolis, Indiana
June 14, 2000